UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
 _______________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
 _______________
Date of Report: March 25, 2026
(Date of earliest event reported)
 _______________
TENET HEALTHCARE CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
14201 Dallas Parkway
Dallas, TX 75254
(Address of principal executive offices, including zip code)
(469) 893-2200
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.05 par value	THC	NYSE
6.875% Senior Notes due 2031	THC31	NYSE
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Tenet Healthcare Corporation (the “Company”) previously disclosed that its Senior Vice President & Controller (Principal Accounting Officer), R. Scott Ramsey, provided notice of his plan to retire effective March 31, 2026. The effective date of Mr. Ramsey’s retirement has been changed to April 30, 2026. Mr. Ramsey will remain employed on a part-time basis through March 31, 2028, for continuing transition services and support.
On March 25, 2026, the Company appointed J. Michael Grooms, age 48, Senior Vice President & Controller of the Company, effective April 6, 2026. Mr. Grooms will succeed Mr. Ramsey as the Company’s Principal Accounting Officer effective May 1, 2026, following the effective date of Mr. Ramsey’s retirement.
Mr. Grooms has served as Senior Vice President, Chief Accounting Officer for Lifepoint Health, Inc. (“Lifepoint”), a healthcare provider that serves patients, clinicians, communities and partner organizations across the healthcare continuum, since 2018. Between 2006 and 2018, Mr. Grooms held various other reporting and accounting leadership roles of increasing responsibility at Lifepoint. Mr. Grooms began his career in public accounting as an auditor with KPMG.
Pursuant to the terms of Mr. Grooms’ offer letter with the Company, he will receive (i) an annual base salary of $475,000, (ii) a target cash bonus award at 60% of his salary, and (iii) an initial grant of Company restricted stock units (“RSUs”) with an approximate grant date value of $500,000 that vests one-half on the second anniversary of the grant date and the other half on the third anniversary of the grant date, and be recommended for a 2027 equity-based award with an approximate grant date value of $350,000, comprised of a combination of 50% service-based RSUs and 50% performance-based RSUs. Mr. Grooms will also receive a cash sign-on bonus of $250,000 and relocation benefits as described in the offer letter. For more information regarding the Company’s annual bonus and stock incentive award programs, see the Company’s Definitive Proxy Statement for the 2025 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 11, 2025.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

Date: March 30, 2026	By:	/s/ THOMAS ARNST
Thomas Arnst
Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary